UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2005
COLLEGIATE PACIFIC INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17293 (Commission File Number)	22-2795073 (IRS Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas (Address of principal executive offices)	75234 (Zip Code)
Registrant’s telephone number, including area code (972) 243-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On September 8, 2005, Collegiate Pacific Inc. (the “Company”) issued a press release announcing its financial results for the fiscal year and fourth quarter ended June 30, 2005 and other matters. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02, including the second, sixth, seventh, eighth and ninth paragraphs of the press release attached hereto as Exhibit 99.1 and the financial tables included therein, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
     Reference is made to the Company’s press release dated September 8, 2005 announcing that the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sport Supply Group, Inc., a Delaware corporation (“Sport Supply”), and CP Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, through which the Company will acquire the remaining outstanding shares of Sport Supply that it does not already own. For additional information, reference is made to the press release attached hereto as Exhibit 99.1, the Merger Agreement attached hereto as Exhibit 2.1 and the investor presentation attached hereto as Exhibit 99.2, which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

2.1*	Agreement and Plan of Merger, dated as of September 7, 2005, by and among Collegiate Pacific Inc., CP Merger Sub, Inc. and Sport Supply Group, Inc.

99.1**	Press Release dated September 8, 2005

99.2	Investor presentation slides

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the schedules to the SEC upon request.

**	The second, sixth, seventh, eighth and ninth paragraphs of this exhibit and the financial tables included therein are furnished pursuant to Item 2.02.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLEGIATE PACIFIC INC.
September 8, 2005	By:	/s/ William R. Estill
William R. Estill
Chief Financial Officer

COLLEGIATE PACIFIC INC.
EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

2.1*	Agreement and Plan of Merger, dated as of September 7, 2005, by and among Collegiate Pacific Inc., CP Merger Sub, Inc. and Sport Supply Group, Inc.

99.1**	Press Release dated September 8, 2005

99.2	Investor presentation slides

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the schedules to the SEC upon request.

**	The second, sixth, seventh, eighth and ninth paragraphs of this exhibit and the financial tables included therein are furnished pursuant to Item 2.02.